                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14s-6(e)(2))
/ /  Definitive Proxy Statement
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14s-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

        Attached is a revised slide to the presentation to investment analysts which was filed with the Securities and Exchange Commission on May 22, 1997.

EVOLUTION OF A
SUPER-REGIONAL FRANCHISE

-------------------------------------------------------------------------------



                       [MAP OF THE WESTERN UNITED STATES]

                                    1987(a)

                        Assets                 $5.7B
                        Loans                   3.0B
                        Deposits                3.5B
                        Equity                316.9mm
                        Stock Price             6.28
                        Market Capitalization 211.9mm


                       [MAP OF THE WESTERN UNITED STATES]


                                   1997: Q1

                        Assets                $46.1B
                        Loans                  32.2B
                        Deposits               24.3B
                        Equity                  2.4B
                        Stock Price            48.31
                        Market Capitalization   5.7B

(a) As of and for the latest twelve months ended 12/31/87.

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

                                       6